UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
              Pursuant to Section 13 or 15(d) of the Securities and
                              Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 18, 2002
                                                          --------------

                             HelpMate Robotics Inc.
             (Exact name of registrant as specified in its charter)

Connecticut                                1-14160               06-1110906
-----------                                -------               ----------
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

   22 Shelter Rock Lane
   Danbury, Connecticut                                          06810
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (203) 798-8988
                                                    --------------

Item 5. Other Events

On March 18, 2002, HelpMate Robotics Inc. (the "Company") announced that it effected a 1-to-22.19 reverse stock split of the Company's outstanding Common Stock, no par value per share (the "Old Common Stock") thereby reducing its issued and outstanding common shares to 900,000. The effective date of this reverse stock split is March 18, 2002. Accordingly, each share of Old Common Stock represents the right to receive .0451 of a share of post-reverse-split Common Stock, no par value per share of the Company, with all fractional shares being rounded up to the next nearest whole share. The reverse split was conducted in anticipation of the proposed merger of the Company with PainCare Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned , thereunto duly authorized.


HelpMate Robotics Inc.
----------------------
(Registrant)

/s/ Joseph  F. Engelberger
 Joseph F. Engelberger
Chairman and Chief Executive Officer